SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                -----------------

                        Date of Report: November 14, 2003
                        (Date of earliest event reported)


                       Zond-PanAero Windsystem Partners I,
                        a California Limited Partnership
             (Exact Name of Registrant as Specified in its Charter)



       California                       0-13510                77-003535
(State or Other Jurisdiction          (Commission              (IRS Employer
of Incorporation)                     File Number)           Identification No.)


                     1400 Smith Street, Houston, Texas 77002
                    (Address of Principal Executive Offices)


                                 (713) 853-0530
              (Registrant's telephone number, including area code)


                 13000 Jameson Road, Tehachapi, California 93561
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.          Other Events.

         Zond-PanAero Windsystem Partners I, a California Limited Partnership (the "Partnership") was formed in June 1984. The Partnership is required to file reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act") because it has approximately 900 holders of record of its limited partnership units ("Units"). As discussed below, the Partnership has not filed certain quarterly and annual reports required under the Exchange Act. Management does not believe there is an active public market for the Units. Management believes that the K-1's for all of the tax years of the Partnership have been sent to the Unit holders.

         The general partner of the Partnership (the "General Partner") is Zond Windsystems Management LLC, a California limited liability company ("ZWM"). ZWM is a wholly owned subsidiary of Enron Wind Systems LLC ("EWS"). EWS is an indirect wholly owned subsidiary of Enron Corp. ("Enron"). Effective April 19, 2002, Enron Wind Systems, Inc. merged into EREC Subsidiary I LLC, another indirect wholly owned subsidiary of Enron, and changed its name to Enron Wind Systems LLC. The General Partner has a 1.0 % equity interest in the Partnership.

         Commencing on December 2, 2001, and periodically thereafter, Enron and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). EREC Subsidiary I LLC and Enron Wind Systems, Inc. each filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code on February 20, 2002.

         On January 17, 2002, the Board of Directors of Enron discharged Enron's independent auditor Arthur Andersen LLP ("Arthur Andersen"). Since that date, Enron and its subsidiaries have not had an auditor and Enron's acting Chief Executive Officer stated in a certificate filed as an exhibit to Enron's Form 8-K filing on August 13, 2002, "based on extensive discussions with independent auditing firms, management believes that the retention of an auditor is not feasible." Since April 22, 2002, Enron has filed monthly unaudited financial information with the Securities and Exchange Commission ("SEC") using Form 8-K. As reported on the Form 8-K filed by the Partnership with the SEC on February 13, 2002 (as amended by the Form 8-K/A filed on February 27, 2002), Arthur Andersen resigned as the auditor of the Partnership on February 5, 2002, and the Partnership has not had an auditor since that date.

         On April 10, 2002, Enron and certain of its subsidiaries, including Enron Wind Systems, Inc. (collectively, the "Wind Entities"), entered into an amended purchase and sale agreement pursuant to which such entities agreed to sell in an asset sale their wind turbine manufacturing, operation and maintenance and construction businesses to General Electric Company, acting through its GE power systems business ("GEPS"). The asset sale was consummated on May 10, 2002. The Wind Entities retained the existing wind power projects, including the indirect ownership of the general partnership interest in the Partnership. However, in connection with the sale, substantially all of the

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employees who had been involved in the management of the Partnership transferred to GEPS.

         Following the sale to GEPS, new management was appointed to manage and operate the Partnership. Until its appointment, the new management group had had no material involvement with the business and operations of the Partnership. In the process of reviewing the Partnership's books and records and through conversations with prior management, it appeared to new management that the Partnership had attempted, but failed, to file with the SEC certain Partnership Exchange Act reports for certain time periods preceding the Enron bankruptcy. The submission of such reports into the EDGAR filing system was not accepted although prior management apparently believed the filings were made successfully. These reports consist of the Form 10-K for the year ended December 31, 1999, the Form 10-Q's for the three quarters of 2000, the Form 10-K for the year ended December 31, 2000, and the Form 10-Q's for the first and second quarters of 2001. These reports were prepared by prior management of the Partnership and were either audited or reviewed, as the case may be, by Arthur Andersen. The Partnership has copies of the EDGARized version of each of such reports as well as most of the cover sheets reflecting the attempted EDGAR submissions.

         Current management of the Partnership has reviewed the current and historical financial information available to it, but has been unable to prepare quarterly and annual reports that comply with Exchange Act requirements because the Partnership has not been able to retain an auditor. Management believes the fact that EWS is a debtor-in-possession under Chapter 11 of the Bankruptcy Code and the fact that it and ZWM are indirect wholly owned subsidiaries of Enron has made it extraordinarily difficult for the Partnership to find an auditor to replace Arthur Andersen. Although the Partnership will continue its efforts to retain an auditor, it may be unable to do so. Nevertheless, the Partnership intends to file quarterly and annual operating reports on Form 8-K disclosing unaudited financial and business information about the Partnership on a quarterly basis until the Partnership is able to retain an auditor and recommence filing periodic reports on Forms 10-K and 10-Q.

         Since the Enron bankruptcy, the Partnership has not filed the following reports required to be filed under the Exchange Act:

    Annual Report on Form 10-K for fiscal year ended December 31, 2001 Quarterly Report on Form 10-Q for fiscal quarter ended March 31, 2002 Quarterly Report on Form 10-Q for fiscal quarter ended June 30, 2002 Quarterly Report on Form 10-Q for fiscal quarter ended September 30, 2002 Annual Report on Form 10-K for fiscal year ended December 31, 2002 Quarterly Report on Form 10-Q for fiscal quarter ended March 31, 2003 Quarterly Report on Form 10-Q for fiscal quarter ended June 30, 2003 Quarterly Report on Form 10-Q for fiscal quarter ended September 30, 2003

         The Partnership intends to file as exhibits to Form 8-K unaudited financial and business information for the years ended December 31, 2001 and

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December 31, 2002 as soon as practicable, which the Partnership expects will be by December 31, 2003. The Partnership intends to file as exhibits to Form 8-K unaudited financial and business information for the first, second and third quarters of 2003, and for the year ended December 31, 2003 as soon as practicable, which the Partnership expects will be by March 31, 2004. Thereafter, the Partnership intends to file unaudited reports containing financial and business information using Form 8-K on a quarterly basis. On November 14, 2003, the Partnership's new management finalized the foregoing timetable for the filing of unaudited reports containing financial and business information using Form 8-K.

FORWARD LOOKING STATEMENTS

         THIS FORM 8-K CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING GENERAL ECONOMIC CONDITIONS AND FUTURE TRENDS.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Zond-PanAero Windsystem Partners I, a California
                                 Limited Partnership

                                   By:  Zond Windsystems Management LLC,
                                        General Partner


Date: November 14, 2003                 By: /s/ Eric D. Gadd
                                           ---------------------
                                            Name:  Eric D. Gadd
                                            Title: President and Chief Executive
                                                   Officer



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